                                                                      Exhibit 24


                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

     The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002



  /s/ Wayne W. Broadwater
-----------------------------
Director

                                                                      Exhibit 24

                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

     The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002




  /s/ Bernard H. Clineburg
--------------------------------
Director

                                                                      Exhibit 24

                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

     The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002




  /s/ Nancy K. Falck
-------------------------------
Director

                                                                      Exhibit 24

                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

     The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002



  /s/ Harvey W. Huntzinger
-------------------------------
Director

                                                                      Exhibit 24

                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

     The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  January 29, 2002



  /s/ Jones V. Isaac
--------------------------------
Director

                                                                      Exhibit 24


                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

         The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002



 /s/ J. Hamilton Lambert
----------------------------
Director

                                                                      Exhibit 24


                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

         The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002



 /s/ Harold E. Lieding
------------------------------
Director

                                                                      Exhibit 24


                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

         The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002



 /s/ James D. Russo
------------------------------
Director

                                                                      Exhibit 24

                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

         The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002



 /s/ John H. Rust, Jr.
------------------------------
Director

                                                                      Exhibit 24


                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

         The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002



 /s/ George P. Shafran
------------------------------
Director

                                                                      Exhibit 24


                         CARDINAL FINANCIAL CORPORATION

           Power of Attorney from the Corporation's Board of Directors

         The undersigned director of Cardinal Financial Corporation (the "Corporation") hereby appoints Bernard H. Clineburg, Vice Chairman, President and Chief Executive Officer; Carl Dodson, Executive Vice President and Chief Operating Officer; and Janet Valentine, Senior Vice President and Chief Financial Officer, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement, and any and all amendments thereto, relating to the offering and sale of shares of Common Stock, par value $1.00 per share, of this Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  January 29, 2002



 /s/ Kevin P. Tighe
------------------------------
Director